EXHIBIT 99.1
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LOGO - MFN

                                                                    NEWS RELEASE
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Corporate Headquarters          360 Hamilton Avenue       White Plains, NY 10601
                     914.421.6700               www.mfn.com


FOR IMMEDIATE RELEASE

                         METROMEDIA FIBER NETWORK, INC.

                           ANNOUNCES SEC INVESTIGATION


                  NEW YORK, JUNE 13, 2002 - Metromedia Fiber Network, Inc. announced today that it has been advised that the staff of the Securities and Exchange Commission (the "SEC") has commenced a formal investigation into the company's past accounting practices that led to the previously announced expected restatement of the company's operating results for each of the quarterly periods included in the fiscal year ended December 31, 2001. As previously announced, the expected restatements involve revenue/sales credit recognition, timing of expense recognition and non-cash lease accounting and purchase accounting issues. The company has cooperated fully with the SEC in the investigation, and will continue to do so.

ABOUT METROMEDIA FIBER NETWORK
------------------------------

MFN is the leading provider of digital communications infrastructure solutions. The Company combines the most extensive metropolitan area fiber network with a global optical IP network, state-of-the-art data centers, award-winning managed services and extensive peering relationships to deliver fully integrated, outsourced communications solutions to Global 2000 companies. The all-fiber infrastructure enables MFN customers to share vast amounts of information internally and externally over private networks and a global IP backbone, creating collaborative businesses that communicate at the speed of light.

Customers can take advantage of MFN's complete, end-to-end solution or select individual components to complement their existing infrastructures. By leasing MFN's metropolitan and regional fiber, customers can create their own, private optical network with virtually unlimited, un-metered bandwidth at a fixed fee. For more reliable, secure and high-performance Internet connectivity, customers can use MFN's private IP network to communicate globally without ever touching the public-switched network. Moreover, MFN's comprehensive managed services enable companies to create a world-class Internet presence, optimize complex sites and private optical networks, and transform legacy applications, all with a single point of contact.

PAIX.net, Inc., a subsidiary of MFN and the original neutral Internet exchange, offers secure, Class A co-location facilities where ISPs and other Internet-centric companies can form public and private peering relationships with each other, and have access to multiple telecommunications carriers for circuits within each facility.

On May 20, 2002, Metromedia Fiber Network, Inc. and most of its domestic subsidiaries commenced voluntary Chapter 11 cases in the United States Bankruptcy Court for the Southern District of New York.

One network. One infrastructure. One source.

For more information on MFN, please visit our Web site at www.mfn.com
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THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS PURSUANT TO THE SAFE HARBOR
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THE IMPLEMENTATION OF THE PROPOSED RESTRUCTURING AND BANKRUPTCY COURT APPROVAL, AND THE RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. FURTHER INFORMATION ON FACTORS THAT COULD AFFECT THE COMPANY'S FINANCIAL AND OTHER RESULTS IS INCLUDED IN THE COMPANY'S FORMS 10-Q, 10-K AND S-3, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

MEDIA RELATIONS:                                  INVESTOR RELATIONS:
Kara Carbone                                      Marty Cohen
Metromedia Fiber Network, Inc                     212-606-4389
914-683-6386
kara.carbone@mfn.com